THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

March 15, 2019 to the Statement of Additional Information

dated March 1, 2019, as supplemented to date

The following is added to the “Investment Manager” section in the Statement of Additional Information.

With respect to Alger Dynamic Opportunities Fund, the limitations do not apply to acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, but do apply to dividend expense on short sales and borrowing costs. The waiver/expense reimbursement arrangements with respect to Alger Dynamic Opportunities Fund are as follows: Class A Shares – 2.00%; Class C Shares – 2.75%; and Class Z Shares – 1.75%.

S-SSAI-II